Virtus KAR Long/Short Equity Fund (the “Fund”),

a series of Virtus Alternative Solutions Trust

Supplement dated June 10, 2025, to the Summary Prospectus and the
Virtus Alternative Solutions Trust Statutory Prospectus and Statement of Additional Information (“SAI”) applicable to the Fund, each dated February 28, 2025

This supplement supersedes the supplement dated June 3, 2025.

Important Notice to Investors

On June 3, 2025, the Board of Trustees of Virtus Alternative Solutions Trust voted to approve a Plan of Liquidation for the Fund, pursuant to which the Fund will be liquidated (the “Liquidation”) on or about July 25, 2025 (“Liquidation Date”).

Effective July 3, 2025, the Fund will be closed to new investors and additional investor deposits, except that purchases will continue to be accepted for defined contribution and defined benefit retirement plans, the Fund will continue to accept payroll contributions and other types of purchase transactions from both existing and new participants in such plans, and the Fund will allow reinvestment of distributions from existing shareholders. Investors should note that since the Liquidation was previously announced, the Fund’s investments have been sold in anticipation of the Liquidation.

At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the Fund for shares of the same class of any other Virtus Mutual Fund. There will be no fee or sales charges associated with exchange or redemption requests.

The Fund has begun engaging in business and activities for the purposes of winding down the Fund’s business affairs and transitioning the Fund’s portfolio to cash and cash equivalents in preparation for the orderly Liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer pursue its investment objective or be managed in a manner consistent with its investment strategies, as stated in the Prospectuses. This is likely to impact the Fund’s performance. The impending Liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratios.

On the Liquidation Date, any outstanding shares of the Fund will be automatically redeemed as of the close of business, except those shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for the same class of shares of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, with the exception of Class C shares which will be exchanged for Class A shares of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, and any contingent deferred sales charges will be waived. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund for information about that fund.

The proceeds of any redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all charges, taxes, expenses and liabilities. The distribution to shareholders of these proceeds will occur as soon as practicable and will be made to all Fund shareholders of record at the time of the Liquidation.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s Liquidation.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAST 8034 KAR L/S Equity Fund Liquidation REFILE (6/2025)